UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 23, 2009
CANARGO ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32145	91-0881481

(State or other jurisdiction Of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

CanArgo Energy Corporation P.O. Box 291, St. Peter Port Guernsey, British Isles	GY1 3RR
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code +(44) 1481 729 980
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 Bankruptcy or Receivership
SIGNATURES

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the federal securities laws, including statements regarding the intent, belief or current expectations of the Company and its management which are made with words such as “will,” “expect,” “believe,” and similar words. These forward-looking statements involve a number of risks, uncertainties and other factors, which may cause the actual results to be materially different from those expressed or implied in the forward-looking statements Such risks, uncertainties and other factors include, among other matters, the uncertainties inherent in oil and gas activities; the effects of the Company’s impaired financial condition; the effects of actions by third parties including creditors and government officials; fluctuations in world oil prices and other risks detailed in the Company’s reports on Forms 10-K and 10-Q previously filed with the Securities and Exchange Commission; the effects of the Chapter 11 filing on the Company and the interests of various creditors, equity holders and other constituents; Bankruptcy Court rulings in the Chapter 11 case and the outcome of any such proceedings in general; the length of time the Company will operate under the Chapter 11 proceeding; the risks associated with third party motions in the Chapter 11 proceeding, which may interfere with the Company’s ability to consummate the plan of reorganization; the potential adverse effects of the Chapter 11 proceeding on the Company’s liquidity or results of operations; continued compliance with conditions for funding under the secured credit facility obtained to fund the Company while in the Chapter 11 proceeding; the ability to execute the Company’s business and restructuring plan; management of cash resources; restrictions imposed by, and as a result of, the Company’s substantial leverage; increased legal costs related to a bankruptcy case and other litigation and the Company’s ability to maintain contracts that are critical to its operation, to obtain and maintain normal terms with customers, suppliers and service providers and to retain key executives, managers and employees.
The Company does not intend to review, revise, or update any particular forward-looking statements in light of future events.
Section 1 — Registrant’s Business and Operations

Item 1.03	Bankruptcy or Receivership.
As previously disclosed in the Current Report on Form 8-K filed on October 28, 2009 by CanArgo Energy Corporation (the “Company”), on October 28, 2009 the Company filed a voluntary petition seeking relief under Chapter 11 (the “Chapter 11 Case”) of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).
The Chapter 11 Case is being administered under the caption In re CanArgo Energy Corporation, No. 09-16453.
On December 23, 2009 the Bankruptcy Court entered an order approving the Company’s Prepackaged Plan of Reorganization Under Chapter 11 of the Bankruptcy Code in substantially the form of the Prepackaged Plan originally filed on October 28, 2009.
A copy of the Order may be obtained via the Bankruptcy Court’s Case Management/Electronic Case Filing system at http://ecf.mdb.uscourts.gov and in paper format at the following address: Bankruptcy Clerk’s Office, U.S. Bankruptcy Court, Alexander Hamilton Custom House, One Bowling Green, New York, NY 10004-1408 (telephone number: (212) 668-2870).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANARGO ENERGY CORPORATION
Date: December 30, 2009	By:	/s/ Vincent McDonnell
Vincent McDonnell,
President